UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 3, 2004

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

5858 Horton Street, Suite 350
Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
Merger Agreement
Form of Stockholder Agreement
Form of Standstill Agreement
Form of Stock Resale Agreement
Form of Non-competition Agreement
Press Release

ITEM 5. OTHER EVENTS.

Agreement to Acquire Interactive Search Holdings, Inc.

          On March 4, 2004, Ask Jeeves, Inc. (the “Company”) announced it has signed a definitive agreement to acquire privately held Interactive Search Holdings, Inc. Interactive Search Holdings will become a wholly-owned subsidiary of Ask Jeeves.

          Under the terms of the Agreement and Plan of Reorganization (the “Merger Agreement”), the Company will issue 9.3 million shares of common stock and options and pay $150 million in cash. This reflects an aggregate purchase price of approximately $343 million based on Ask Jeeves’ closing price on March 3, 2004. In addition, Ask Jeeves may pay up to an additional $17.5 million in cash based on various factors including Interactive Search Holdings’ operating performance.

          The transaction is subject to customary closing conditions, including regulatory approval. It is expected the transaction will be completed by the end of the second quarter of 2004.

          The foregoing description of the acquisition and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this report as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

          This report contains forward-looking statements. All statements regarding the future are forward-looking statements, including those statements regarding the Company’s expectations regarding its acquisition of Interactive Search Holdings, Inc. and the structure and effect thereof. The matters discussed in those statements are subject to risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to the possibilities: that one or more of the conditions to closing listed in the Merger Agreement might not be satisfied; that other potential acquirors might make a superior proposal that would cause the seller to terminate the proposed transaction; that regulatory authorities might seek to block the proposed acquisition or might seek modified terms; and that, as a consequence of any of the above risks, the proposed acquisition might not close. As a relatively short announcement, this report cannot present a full discussion of such risks. Further information on risk factors that could affect Ask Jeeves’ financial results is included in its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Ask Jeeves encourages investors to read all of the disclosures in its SEC filings for a broader discussion of important factors that may be material to investors and may affect Ask Jeeves’ business, financial condition and results of operations.

ITEM 7. EXHIBITS

          Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, as listed on the Exhibit Index (following this Report’s signature page), are filed with this Report.

ITEM 9. REGULATION FD DISCLOSURE

Updated Financial Guidance

          On March 4, 2004, the Company issued a press release which included, among other information, updated earnings guidance for the first quarter and full-year 2004. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Disclosures Regarding Non-GAAP Data

          Ask Jeeves’ press release provides guidance as to future period pro forma income. This pro forma metric is not calculated in accordance with GAAP and may be calculated differently than similarly-titled pro forma measures presented by other companies. Ask Jeeves’ guidance regarding future period pro forma income differs from GAAP-basis net income (loss) in that it excludes the effects of amortization of other assets and other items which management believes do not reflect Ask Jeeves’ core business performance. Ask Jeeves is at this time unable to forecast the combined Company’s GAAP-basis net income for 2004 without unreasonable effort inasmuch as Ask Jeeves is still evaluating how the acquisition will affect the Company’s amortization of intangibles.

          Ask Jeeves’ management believes that the presentation of pro forma income is useful to investors and other interested persons because the metric excludes items which management believes are less directly attributable (than the included items) to the underlying performance of what the Company considers to be its core business operations and, thus, the pro forma presentation provides additional insights into the Company’s core operating results and the anticipated effect of the proposed acquisition. In addition, Ask Jeeves has consistently provided this pro forma metric in previous earnings releases and believes that investors and other interested persons will find the current pro forma data useful for comparing the Company’s current guidance with its prior reports. Management refers to this pro forma measure to facilitate internal comparisons between the reporting periods, in making operating decisions and for budget planning purposes.

          There are limitations associated with Ask Jeeves’ pro forma metric. For example, the pro forma metric does not reflect (a) amortization of stock based compensation, (b) amortization of other assets, (c) transaction costs related to merger and acquisition activities that do not come to fruition, (d) the write-off of obsolete equipment, (e) gains on joint venture acquisitions or dissolutions or (f) restructuring costs from corporate downsizing. As a result, Ask Jeeves’ pro forma metric should be considered in addition to, not as a substitute for, nor superior to, income from continuing operations, income per share from continuing operations, net income, net income per share or other measures of financial performance prepared in accordance with GAAP.

          This Item and Exhibit 99.1 are being furnished under Item 9. Pursuant to General Instruction B.2 of Form 8-K, neither the information in this Item nor Exhibit 99.1 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, except to the extent Ask Jeeves may specifically incorporate this Item or such Exhibit into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC.
(Registrant)

Date: March 4, 2004	By:	/s/ Brett M. Robertson

Brett M. Robertson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated March 3, 2004.
10.1	Form of Stockholder Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following, separately: Bain Capital Fund VI, L.P.; BCIP Associates II; BCIP Trust Associates II; BCIP Associates II-B; BCIP Trust Associates II-B; BCIP Associates II-C; PEP Investments PTY LTD.; Sankaty High Yield Asset Partners, L.P.; Sankaty High Yield Partners II, L.P.; Brookside Capital Partners Fund L.P.; BCI-I, LLC; BCI-II, LLC; RGIP, LLC; William Daugherty; J.P. Morgan Partners (BHCA), L.P.; Jonas Steinman; Viacom Inc.; Frank William Daugherty, III 2004 GRAT; and Jonas L. Steinman 2004 GRAT.
10.2	Form of Standstill Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following, separately: Bain Capital Fund VI, L.P.; BCIP Associates II; BCIP Trust Associates II; BCIP Associates II-B; BCIP Trust Associates II-B; BCIP Associates II-C; PEP Investments PTY LTD.; Sankaty High Yield Asset Partners, L.P.; Sankaty High Yield Partners II, L.P.; Brookside Capital Partners Fund L.P.; BCI-I, LLC; BCI-II, LLC; RGIP, LLC; William Daugherty; J.P. Morgan Partners (BHCA), L.P.; Jonas Steinman; Frank William Daugherty, III 2004 GRAT; and Jonas L. Steinman 2004 GRAT.
10.3	Form of Stock Resale Agreement, dated March 3, 2004, between Ask Jeeves, Inc. and each of the following, separately: Bain Capital Fund VI, L.P.; BCIP Associates II; BCIP Trust Associates II; BCIP Associates II-B; BCIP Trust Associates II-B; BCIP Associates II-C; PEP Investments PTY LTD.; Sankaty High Yield Asset Partners, L.P.; Sankaty High Yield Partners II, L.P.; Brookside Capital Partners Fund L.P.; BCI-I, LLC; BCI-II, LLC; RGIP, LLC; William Daugherty; J.P. Morgan Partners (BHCA), L.P.; Jonas Steinman; Viacom Inc.; Frank William Daugherty, III 2004 GRAT; and Jonas L. Steinman 2004 GRAT.
10.4	Form of Non-Competition Agreement, dated March 3, 2004, between Ask Jeeves and each of the following persons, separately: William Daugherty and Jonas Steinman.
99.1	Press Release of Ask Jeeves, Inc. dated March 4, 2004